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                                                                    EXHIBIT 99.5

                                                              RESTATED EXHIBIT C

                             COMPLIANCE CERTIFICATE

                   TO: WELLS FARGO BANK, NATIONAL ASSOCIATION

      This Compliance Certificate is delivered with reference to the Amended and Restated Credit Agreement dated as of January 27, 2004 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Credit Agreement"), between VIRCO MFG. CORPORATION, a Delaware corporation (the "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"). Terms defined in the Credit Agreement and not otherwise defined in this Compliance Certificate (this "Certificate") shall have the meanings defined for them in the Credit Agreement. Section references herein relate to the Credit Agreement unless stated otherwise.

      This Certificate is delivered in accordance with Section 4.3(f) of the Credit Agreement by the Chief Financial Officer of the Borrower. This Certificate is delivered with respect to the [fiscal quarter][fiscal month] ended _________________, _____ (the "Test Date"). Computations indicating compliance with respect to certain covenants set forth in the Credit Agreement are set forth below:

I. Section 5.2 - Capital Expenditures. The maximum additional investment in fixed assets in any fiscal year is $5,000,000. The additional investment in fixed assets of Borrower for the fiscal year ended __________, 200_ is _____________. The additional consolidated investment in fixed assets of the Borrower and its Subsidiaries for the fiscal year ended ___________, 200_ [is/is not] greater than or equal to $5,000,000, as set forth in Section 5.2 of the Credit Agreement.

II. Section 5.13 - Minimum Revenues. The minimum consolidated revenues of the Borrower for the twelve months ended on the Test Date is $180,000,000. The Borrower's consolidated revenues for the twelve months ended on the Test Date was $____________. The Borrower's consolidated revenues for the twelve months ended on the Test Date [is/is not] greater than or equal to $180,000,000, as set forth in Section 5.13 of the Credit Agreement.

III. Section 5.14 - Minimum Consolidated EBITDA. The Consolidated EBITDA required by the Credit Agreement for the period ended on the Test Date is $__________. For the period contemplated for such Test Date, the Consolidated EBITDA of the Borrower was $_________, calculated as follows:

A.    Consolidated EBITDA for the period contemplated for such Test Date:

      (a)   Net Income of the Borrower and its Subsidiaries
      for such period:                                         $____________

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      (b)   Interest Expense for such period, to the extent
      deducted from Net Income:                                $____________

      (c)   income taxes for such period, to the extent
      deducted from Net Income:                                $____________

      (d)   depreciation and amortization for such period,
      to the extent deducted from Net Income:                  $____________

      (e)   gains from the sale of capital assets, during
      such period:                                             $____________

      (f)   income or gain from extraordinary items, during
      such period:                                             $____________

      (g)   income or gain from non-recurring items, during
      such period:                                             $____________

      Consolidated EBITDA (Item (a) plus the sum of
      Items (b), (c) and (d) minus the sum of
      Items (e), (f) and (g)):                                 $____________

 The Consolidated EBITDA set forth above [is/is not] more than or equal to the amount set forth in Section 5.14 of the Credit Agreement for the contemplated period ended on the Test Date.

IV. The undersigned Chief Financial Officer of the Borrower certifies that the calculations made and the information contained herein are derived from the books and records of the Borrower and its Subsidiaries, as applicable, and that each and every matter contained herein correctly reflects those books and records in all material respects [if there has been a change in generally accepted accounting principles: and attached hereto as Schedule 1 is a reconciliation of the financial statements of the Borrower to GAAP].

V. To the best knowledge of the undersigned no Default or Event of Default has occurred, except for such conditions or events set forth on Schedule 1 attached hereto, specifying the nature and period of existence thereof and what action the Borrower has taken, is taking or proposes to take with respect thereto.

Dated:  _______________, _____

                                                      VIRCO MFG.CORPORATION

                                                        By:
                                                        ________________________
                                                          Name:
                                                          Title:

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